UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 08, 2026

NetApp, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	0-27130	77-0307520
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3060 Olsen Drive
San Jose, California		95128
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (408) 822-6000

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 Par Value	NTAP	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d)

Appointment of New Director

On January 8, 2026, the Board of Directors (the “Board”) of NetApp, Inc. (the “Company”) approved an increase in the number of authorized directors on the Board from nine (9) to ten (10) and appointed Paul Fipps as a member of the Board to fill the vacancy created thereby.

There are no arrangements or understandings between Mr. Fipps, on the one hand, and the Company or any other persons, on the other hand, pursuant to which Mr. Fipps was selected as a director. There are no related party transactions between the Company and Mr. Fipps (or any immediate family member thereof) requiring disclosure under Item 404(a) of Regulation S-K. Mr. Fipps does not have any family relationships with any of the Company’s directors or executive officers or any persons nominated or chosen by the Company to be a director or executive officer.

As a non-employee director, Mr. Fipps will participate in the non-employee director compensation program described in the Company’s definitive proxy statement that was filed with the Securities and Exchange Commission (the “SEC”) on July 25, 2025. In addition, it is expected that he will enter into the Company’s standard form of director indemnification agreement previously approved by the Board. The form of indemnification agreement was filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K as filed with the SEC on May 31, 2023.

A copy of the Company’s press release announcing the appointment of Mr. Fipps to the Board is attached hereto as Exhibit 99.1 and the information set forth therein is incorporated herein by reference.

Item 7.01 Regulation FD Disclosure.

A copy of the Company’s press release announcing the appointment of Mr. Fipps to the Board is furnished as Exhibit 99.1 to this Current Report on Form 8-K. The information included in this Current Report on Form 8-K under this Item 7.01 (including Exhibit 99.1) shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any filing made by the Company under the Exchange Act or the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Press release, dated January 12, 2026, announcing appointment of Paul Fipps to the Board of Directors.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

NETAPP, INC. (Registrant)

Date:	January 12, 2026	By:	/s/ Elizabeth O'Callahan
Elizabeth O'Callahan Executive Vice President, Chief Administrative Officer and Secretary